UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019 (May 15, 2019)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011-41-22-716-9800

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nil par value	QTNT	The Nasdaq Global Market

Item 1.01 Entry into a Material Definitive Agreement.

The information required by this Item 1.01 relating to the CE Marking Royalty Rights (as defined below) is set forth under the heading “CE Marking Royalty Rights” under Item 2.03 of this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

On May 15, 2019, Quotient Limited (the “Company”) completed the closing (the “CE Marking Notes Closing”) of its offering (the “CE Marking Notes Offering”) of $25.0 million aggregate principal amount of its 12% senior secured notes due 2024 (the “CE Marking Notes”) issued pursuant to the Indenture (as defined below), and those certain purchase agreements, dated as of January 15, 2019 and as amended on April 30, 2019, among the Company, the Guarantors and the purchasers named therein (the “Purchasers”).

Prior to the CE Marking Notes Closing, the Company had previously issued pursuant to the Indenture an initial $84.0 million aggregate principal amount of its 12% senior secured notes (the “Initial Notes”) on October 14, 2016, as reported in the Company’s Current Report on Form 8-K filed October 14, 2016 (the “Initial Notes Closing 8-K”), and an additional $36.0 million aggregate principal amount of its 12% senior secured notes (the “Additional Notes” and, together with the Initial Notes and the CE Marking Notes, the “Notes”) on June 29, 2018, as reported in the Company’s Current Report on Form 8-K filed June 29, 2018 (the “Additional Notes Closing 8-K”).

The Company estimates that the net proceeds from the CE Marking Notes Closing will be approximately $24.1 million, after deducting the estimated CE Marking Notes Offering expenses payable by the Company in connection with the CE Marking Notes Closing. The CE Marking Notes were sold only to qualified institutional buyers within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The Company plans to use the net proceeds from the CE Marking Notes, among other things, to pay $1.5 million into the Cash Reserve Account pursuant to the Indenture and for general corporate purposes.

Except as described below, the CE Marking Notes purchased by each Purchaser at the CE Marking Notes Closing have the same terms as the Initial Notes and the Additional Notes. The issuance date of the CE Marking Notes is May 15, 2019 and the initial interest payment date of the CE Marking Notes is October 15, 2019. In addition, interest on the CE Marking Notes accrues commencing on May 15, 2019. The CE Marking Notes will be treated as a single series with the Initial Notes and the Additional Notes, except that the CE Marking Notes will have a different CUSIP number from that of the Initial Notes and the Additional Notes and will not be fungible with the Initial Notes or the Additional Notes for U.S. federal income tax purposes.

The CE Marking Notes purchased by each Purchaser at the CE Marking Notes Closing, the related guarantees and the CE Marking Royalty Rights (as defined below) have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. The holders of the CE Marking Notes do not have any registration rights.

The description of the Notes contained herein is qualified in its entirety by reference to that certain indenture (which contains forms of the Notes), dated as of October 14, 2016, by and among the Company, the Guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee and collateral agent (the “Original Indenture”), which was filed as Exhibit 4.1 to the Initial Notes Closing 8-K, and is incorporated herein by reference, as supplemented and amended by that certain supplemental indenture (which includes amendments to the Notes), dated as of December 4, 2018, by and among the Company, the Guarantors and U.S. Bank National Association, as trustee and collateral agent (the “Supplemental Indenture” and, the Original Indenture, as supplemented and amended by the Supplemental Indenture, the “Indenture”), which was filed as Exhibit 4.1 to the Company’s Current Report on From 8-K filed on December 4, 2018 (the “Supplemental Indenture Closing 8-K”), and is incorporated herein by reference.

CE Marking Royalty Rights

In connection with the CE Marking Notes Closing, on May 15, 2019, the Company entered into royalty right agreements (the “CE Marking Royalty Right Agreements”) with each of the Purchasers, pursuant to which the Company sold to the Purchasers the right to receive, in the aggregate, a payment equal to 0.4% of the aggregate net sales of MosaiQ™ instruments and consumables in the donor testing market in the European Union and the United States (the “CE Marking Royalty Rights”). The royalty will be paid semi-annually on March 20 and September 20 of each year, and will be payable beginning on the date that the Company or its affiliates makes its first sale of MosaiQ™ consumables in the donor testing market in the European Union or the United States and ending on the last day of the calendar quarter in which the eighth anniversary of the first contract date occurs. Except as described herein, the CE Marking Royalty Rights Agreements are otherwise substantially identical to the Royalty Rights Agreements (as defined in the Initial Notes Closing 8-K), the Additional Royalty Rights Agreements (as defined in the Additional Notes Closing 8-K) and the Consent Royalty Rights Agreements (as defined in the Supplemental Indenture Closing 8-K), and include other terms and conditions customary in agreements of this type.

The description of the CE Marking Royalty Right Agreements contained herein is qualified in its entirety by reference to the form of royalty right agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

Exhibit	Description

4.1*	Indenture, dated as of October 14, 2016, among the Company, the Guarantors from time to time party thereto and U.S. Bank National Association, as trustee and collateral agent.

4.2**	First Supplemental Indenture, dated as of December 4, 2018, among the Company, the Guarantors from time to time party thereto and U.S. Bank National Association, as trustee and collateral agent.

10.1	Form of Royalty Right Agreement, dated May 15, 2019.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed October 14, 2016.
**	Incorporated by reference to the Company’s Current Report on Form 8-K filed December 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT LIMITED

By:	/s/ Christopher Lindop
Name: Christopher Lindop
Title: Chief Financial Officer

Dated: May 16, 2019